EXHIBIT 31.1

CERTIFICATION

I, Kenneth A. Shewer, Chief Executive Officer of Preferred Investment Solutions Corp., the Managing Owner of Diversified Futures Trust I, do hereby certify that:

1.	I have reviewed this annual report on Form 10-K of Diversified Futures Trust I (the “Trust”);

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to made the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Trust as of, and for, the periods presented in this annual report;

4.	The Trust’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Trust and we have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Trust, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)	evaluated the effectiveness of the Trust’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)	disclosed in this report any change in the Trust’s internal control over financial reporting that occurred during the Trust’s most recent fiscal quarter (the Trust’s fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting; and

5.	The Trust’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Trust’s auditors and the audit committee of the Trust’s board of directors (or persons performing the equivalent function):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Trust’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Trust’s internal control over financial reporting.

Date: March 30, 2005	/s/ Kenneth A. Shewer
Kenneth A. Shewer
Chief Executive Officer